BNY Mellon Global Stock Fund
SCHEDULE OF INVESTMENTS
February 28, 2026 (Unaudited)

Description	Shares	Value ($)
Equity Securities - Common Stocks — 98.7%
Australia — 1.0%
CSL Ltd.	49,500	5,169,867
Canada — 2.3%
Alimentation Couche-Tard, Inc.	205,600	12,477,232
France — 4.0%
L’Oreal SA	23,100	10,847,017
LVMH Moet Hennessy Louis Vuitton SE	16,900	10,865,155
		21,712,172
Hong Kong — 4.5%
AIA Group Ltd.	2,165,200	24,022,722
Ireland — 1.6%
Experian PLC	231,500	8,691,790
Italy — 1.8%
Ferrari NV	24,900	9,456,179
Japan — 4.6%
Keyence Corp.	29,628	12,533,062
Shin-Etsu Chemical Co. Ltd.	303,400	11,983,295
		24,516,357
Netherlands — 4.8%
ASML Holding NV	14,600	21,277,827
Universal Music Group NV	206,200	4,656,074
		25,933,901
Spain — 2.1%
Industria de Diseno Textil SA	169,300	11,366,550
Switzerland — 4.0%
Lonza Group AG	15,900	11,088,743
Roche Holding AG	21,700	10,358,197
		21,446,940
Taiwan — 4.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	63,490	23,782,084
United Kingdom — 2.6%
Compass Group PLC	459,111	14,094,463
United States — 61.0%
Adobe, Inc.(a)	39,300	10,312,713
Amazon.com, Inc.(a)	78,930	16,575,300
Amphenol Corp., Cl. A	128,250	18,732,195
Automatic Data Processing, Inc.	43,700	9,367,532
Booking Holdings, Inc.	2,460	10,428,801
Cognizant Technology Solutions Corp., Cl. A	68,508	4,413,971
Copart, Inc.(a)	276,300	10,524,267
Costco Wholesale Corp.	9,630	9,733,908
Edwards Lifesciences Corp.(a)	167,500	14,483,725
Fastenal Co.	237,000	10,911,480
Ferguson Enterprises, Inc.	41,600	10,847,616
Fortinet, Inc.(a)	160,800	12,708,024
IDEXX Laboratories, Inc.(a)	12,440	8,169,721
Intuit, Inc.	10,380	4,245,731
Intuitive Surgical, Inc.(a)	21,160	10,654,272
Linde PLC	28,240	14,348,179

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Equity Securities - Common Stocks — 98.7% (continued)
United States — 61.0% (continued)
Mastercard, Inc., Cl. A	30,840	15,950,756
Mettler-Toledo International, Inc.(a)	7,770	10,619,181
Microsoft Corp.	47,700	18,733,698
Moody’s Corp.	20,740	9,905,217
NIKE, Inc., Cl. B	127,700	7,940,386
Old Dominion Freight Line, Inc.(b)	53,080	10,777,894
O’Reilly Automotive, Inc.(a)	119,600	11,228,048
ResMed, Inc.	63,170	16,187,944
Stryker Corp.	28,600	11,081,356
Texas Instruments, Inc.	53,600	11,369,096
The TJX Companies, Inc.	69,200	11,186,872
Visa, Inc., Cl. A	26,600	8,515,724
West Pharmaceutical Services, Inc.	31,500	8,011,710
		327,965,317
Total Equity Securities - Common Stocks (cost $246,739,525)		530,635,574

	1-Day Yield (%)
Investment Companies — 1.2%
Registered Investment Companies — 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $6,232,769)	3.72	6,232,769	6,232,769
Total Investments (cost $252,972,294)		99.9%	536,868,343
Cash and Receivables (Net)		.1%	452,076
Net Assets		100.0%	537,320,419

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)
Security, or portion thereof, on loan. At February 28, 2026, the value of the fund’s securities on loan was $8,522,618 and the value of the collateral was
$8,495,404, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

(c)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to schedule of investments.

Schedule of Investments
BNY Mellon Global Stock Fund
February 28, 2026 (Unaudited)
The following is a summary of the inputs used as of February 28, 2026 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	530,635,574	—	—	530,635,574
Investment Companies	6,232,769	—	—	6,232,769
	536,868,343	—	—	536,868,343

†	See Schedule of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
Equity investments generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on Nasdaq markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a Nasdaq market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported net asset values (“NAVs”) each day. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on this fair value process may differ from the security’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors will not be able to purchase or sell (redeem) fund shares. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Company’s Board of Directors (the “Board”). Fair value of investments is determined by the Adviser, as the fund’s valuation designee pursuant to Rule 2a-5 under the Act, using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Schedule of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At February 28, 2026, accumulated net unrealized appreciation on investments was $283,896,049, consisting of $292,503,961 gross unrealized appreciation and $8,607,912 gross unrealized depreciation.
At February 28, 2026, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.